SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2000.



                                 BisAssist, Inc.
                                 ---------------
                  (Exact name of registrant as specified in its
                                    charter)

1353 Middleton Dr., Suite 2000, Cedar Hill, Texas                          75104
-------------------------------------------------                          -----
(Address of principal executive offices)                              (Zip Code)


                                  972.293.1115
                                  ------------
              (Registrant's telephone number, including area code)

                                    MYG Corp.
                                    ---------
                          23 Corporate Plaza, Suite 180
                          -----------------------------
                         Newport Beach, California 92663
                         -------------------------------
          (Former name or former address, if changed since last report)

Nevada                         000-31441                              33-0921357
------                         ---------                              ----------
(State or other           (Commission File Number)              (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation or
organization)






                              Thomas E. Stepp, Jr.
                              Stepp & Beauchamp LLP
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 7
                      Index to Exhibits specified on Page 6

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Pursuant to a Stock Acquisition and Reorganization Agreement (the "Acquisition Agreement") effective December 19, 2000, BisAssist, Inc. (formerly MYG Corp.), a Nevada corporation ("Company"), acquired all the outstanding shares of common stock of Bisassist, Inc., a Texas corporation ("Bisassist Texas"), from the shareholders thereof in exchange for 9,980,000 shares of our common stock (the "Acquisition"). On December 19, 2000, we amended our Articles of Incorporation to change our name to BisAssist, Inc.

The Acquisition was approved by the unanimous consent of our Board of Directors on December 20, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

On December 18, 2000, our Board of Directors authorized a reverse stock split of 1200 to 1. As a result of such split, we had 5,000 shares of common stock issued and outstanding prior to the Acquisition. Following the Acquisition, we had 9,985,000 shares issued and outstanding.

The following table specifies information regarding the shareholdings of our directors and executive officers and those persons or entities who beneficially own 5% or more of our common stock:

Title of Class              Name and Address of              Amount and Nature of Beneficial      Percent of Class(1)
                            Beneficial Owner                 Owner
------------------------    ----------------------------     ---------------------------------    -------------------

$.001 Par Value Common      Calvin Mees                      1,500,000 shares                          15.02%
Stock                       1353 Middleton Drive             President and Director
                            Cedar Hill, TX  75104

$.001 Par Value Common      Romie Krickbaum(2)               1,500,000 shares                          15.02%
Stock                       708 Hillcrest Court              Secretary and Director
                            Cedar Hill, TX  75104

$.001 Par Value Common      Tarja Morado(3)                  3,000,000 shares, Director                30.04%
Stock                       1353 Middleton Drive
                            Cedar Hill, TX  75104

$.001 Par Value Common                                       All directors and named executive         60.08%
Stock                                                        officers as a group

    (1) Based upon 9,985,000 outstanding shares of common stock.
    (2) Ms. Krickbaum is the mother of Ms. Morado.
    (3) Ms. Morado is the spouse of Mr. Mees.

The consideration exchanged pursuant to the Acquisition Agreement was negotiated by Bisassist Texas and us. In evaluating the Acquisition, we evaluated criteria such as the value of Bisassist Texas' assets, Bisassist Texas' ability to compete in the market for consulting services, the unique nature of Bisassist Texas' products and Bisassist Texas' current and anticipated business operations.

Changes in Control. We are not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403 of Regulation S-B, except for the following:

On December 20, 2000, our Board of Directors accepted the resignation of Mr. Bruce Younker as President, Treasurer, Secretary and director and appointed Calvin Mees as President and a director, Romie Krickbaum as Secretary and a director and Tarja Morado as a director.

Our Management. We are dependent on the efforts and abilities of certain of our senior management. The interruption of the services of key management could have a material adverse effect on our operations, profits and future development, if suitable replacements are not promptly obtained. We anticipate that we will enter into employment agreements with each of our key executives; however, no assurance can be given that each executive will remain with us during or after the term of his or her employment agreement. In addition, our success depends, in part, upon our ability to attract and retain other talented personnel. Although we believe that our relations with our personnel are good and that we will continue to be successful in attracting and retaining qualified personnel, there can be no assurance that we will be able to continue to do so. All of our officers and directors will hold office until their resignation or removal.

Our directors and principal executive officers are as specified on the following table:

=========================== ======= ============================================
Name                        Age     Position
--------------------------- ------- --------------------------------------------
Calvin K. Mees                40    President and Director
--------------------------- ------- --------------------------------------------
Romie Krickbaum               51    Secretary and Director
--------------------------- ------- --------------------------------------------
Tarja Morado                  30    Director
=========================== ======= ============================================


Calvin K. Mees. Mr. Mees is our President and one of our directors. Mr. Mees was one of the original founders of Bisassist Texas and has been self-employed as a free-lance business consultant since 1996. He currently manages all of the day-to-day operations. Mr. Mees was an account executive with Lew Lieberbaum & Co. from 1994 to 1996 and held a Series 7 license until March 1996. Mr. Mees is currently also a director of B Y & C Management, Inc., a Florida corporation.

Romie Krickbaum. Ms. Krickbaum is our Secretary and one of our directors. Ms. Krickbaum was one of the original founders of Bisassist Texas. Ms. Krickbaum has over twenty years of customer service experience. Since 1998, she has been with W.N.A. Cups Illustrated as a customer service representative where her duties included pricing projects, accounts receivable, and maintaining account relationships. From 1991 to 1998, she was the customer service manager for the Wal-Mart store located in Lancaster, Texas. Ms. Krickbaum is not an officer or a director of any other reporting company.

Tarja Morado. Ms. Morado is one of our directors and was one of the original founders of Bisassist Texas. Ms. Morado has been responsible for the day-to-day operations of Bisassist Texas since its inception in 1996. Ms. Morado possesses in-depth knowledge of information technology including platforms such as Sun Solaris, Unix, and a variety of Internet-based development systems. From 1994 to 1996, she held the position of office administrator for Lew Lieberbaum & Company, Inc. in Dallas, Texas, where she was responsible for the day-to-day business operations of the branch, as well as the daily, weekly, and monthly reports. Ms. Morado is an officer and a director of e-staff.com, Inc., a reporting company.

Ms. Morado is the spouse of Mr. Mees. Ms. Krickbaum is the mother of Ms. Morado. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of our officers or directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or directors of any corporation or entity affiliated with us so enjoined.

ITEM 2.   ACQUISITION OF ASSETS
-------------------------------

Pursuant to the Acquisition Agreement, we acquired all the outstanding shares of common stock of Bisassist Texas, in exchange for 9,980,000 shares of our common stock. A copy of the Acquisition Agreement is included in Form 8-K, which was filed with the Securities and Exchange Commission on December 27, 2000.

Background. Bisassist Texas was originally incorporated in the state of Texas on October 21, 1996, as T.A.R. Financial Group, Inc. On November 17, 2000, T.A.R. Financial Group, Inc. amended its Articles of Incorporation to change its name to Bisassist, Inc.

Business. Bisassist Texas is a business consulting firm which offers a full range of business consulting services. Bisassist Texas believes that its strength comes from our network of highly competent and knowledgeable consulting professionals. Bisassist Texas provides small to medium size businesses with business and market development services as well as financial development services. We believe that Bisassist Texas provides a superior alternative to in-house resources because its consultants possess practical experience, knowledge, contacts and confidentiality. Through its network of highly skilled alliance partners, Bisassist Texas provides clients with "one-stop shopping" for all of their consulting needs.

Proposed Website. Bisassist Texas anticipates that its website will initially be developed as a corporate presence and used for marketing of its services. We anticipate that the website will be expanded to provide advice and information to small to medium size businesses in a community based format as well as offer users free information on current trends and events. We believe that the website could be developed to allow users to interact with other small businesses to obtain advice and services from other property management professionals as well as purchase other industry related products.

Services. Bisassist Texas' business consulting services include assisting small and medium sized businesses develop business, marketing and financing plans including pro forma financial statements. Bisassist Texas also provides business and market development services as well as identifies funding requirements and financial leverage opportunities. Bisassist Texas will also evaluate management, staff and company organization and provide assistance in implementing adjustments, if necessary. Bisassist Texas also provides assistance in designing appropriate management incentive programs including cash and stock bonuses, stock purchase plans, and other incentives for achieving performance goals.

Target Markets and Marketing Strategy. Bisassist Texas believes that its primary target market will consist of small to medium size businesses. We anticipate that Bisassist Texas will market and promote its website on the Internet. Its marketing strategy is to promote its services and products and attract users to its website. Bisassist Texas' marketing initiatives include the following:

    o utilizing direct response print advertisements placed primarily in small business, entrepreneurial, and property management-oriented magazines and special interest magazines;
    o   links to industry focused websites;
    o advertising by television, radio, banners, affiliated marketing and direct mail;
    o   presence at industry tradeshows; and
    o entering into relationships with other website providers to increase access to Internet business consumers.

Growth Strategy. Bisassist Texas' objective is to become a dominant Internet based provider of business consulting services. Key elements of Bisassist Texas' strategy include:

    o   create awareness of its products and services;
    o   develop its website;
    o   develop relationships with clients;
    o   provide additional services for clients; and
    o pursue relationships with joint venture candidates which will support its development.

Competition. While Bisassist Texas competes with traditional "brick and mortar" providers of business consulting services, Bisassist Texas will also compete with other Internet-based companies and businesses that have developed and are in the process of developing websites which will be competitive with the products developed and offered by Bisassist Texas. We cannot guaranty that other websites or products which are functionally equivalent or similar to

Bisassist Texas' websites and products have not been developed or are not in development. Many of these competitors have greater financial and other resources, and more experience in research and development, than Bisassist Texas.

Liquidity and Capital Resources. Bisassist Texas had cash of $5,149 as of November 30, 2000. Bisassist Texas' total assets were approximately $132,182 and our total liabilities were approximately $56,810 as of November 30, 2000.

Results of Operations. For the fiscal year ended November 30, 2000, Bisassist Texas generated revenues of approximately $204,650 compared to approximately $166,498 for the fiscal year ended November 30, 1999. Bisassist Texas' revenues have increased due to an increase in the number of clients that retained to the services of Bisassist Texas.

Information in this report contains "forward looking statements" which can be identified by the use of forward-looking words such as "believes", "estimates", "could", "possibly", "probably", "anticipates", "estimates", "projects", "expects", "may", "will", or "should" or other variations or similar words. No assurances can be given that the future results anticipated by the forward-looking statements will be achieved. The following matters constitute cautionary statements identifying important factors with respect to those forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results anticipated by those forward-looking statements. Among the key factors that have a direct bearing on our results of operations are the effects of various governmental regulations, the fluctuation of our direct costs and the costs and effectiveness of our operating strategy. Other factors could also cause actual results to vary materially from the future results anticipated by those forward-looking statements.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP
--------------------------------------

Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
--------------------------------------------------------

Not applicable.

ITEM 5.     OTHER EVENTS
------------------------

On December 18, 2000, our Board of Directors authorized a reverse stock split of 1200 to 1. As a result of such split, we had 5,000 shares of common stock issued and outstanding prior to the Acquisition. Following the Acquisition, we had 9,985,000 shares issued and outstanding.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------------------

Bruce Younker resigned as an officer and director of MYG Corp., effective upon completion of the Acquisition. Tarja Morado resigned as an officer and director of Bisassist, Inc., effective upon completion of the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS
--------------------------------

The financial statements of Bisassist, Inc., a Texas corporation, for the fiscal years ended November 30, 2000 and 1999, were included in Form 8-K, which was filed with the Securities and Exchange Commission on December 27, 2000.

Pro Forma Financial Information (Unaudited)



The following pro forma summary financial information have been prepared giving effect to the merger of BisAssist, Inc. (formerly MYG Corp.) (a Nevada Corporation)("Company"), and BisAssist, Inc. (a Texas Corporation)("BisAssist TX") as if the transaction had taken place as of December 31, 2000 for the pro forma condensed consolidated balance sheet, and December 31, 2000 for the pro forma condensed income statement for the period from January 1, 2000 to December 31, 2000.

The merger has been accounted for as a "pooling." The carrying values of assets and liabilities have been placed on the balance sheet at "historical" costs, and adjusted for transactions that have occurred as a result of the merger.

An Agreement and Plan of Reorganization (the "Agreement") was closed on December 20, 2000, between and among the Company, and BisAssist TX. Pursuant to the agreement, the Company agreed to exchange 100% (as adjusted for the 1200 to 1 reverse merger) of its issued and outstanding shares of common stock, or 5,000 shares, in exchange for 5,000 shares of the BisAssist TX's common stock, par value $.001 ("Common Stock") which becomes a wholly owned subsidiary of the Company.

The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the merger been consummated at either of the foregoing dates or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of BisAssist NV (formerly MYG Corp) and BisAssist TX. (a Texas Corporation).

                                 BisAssist, Inc.
                  Proforma Condensed Consolidated Balance Sheet
                                   (Unaudited)
                             As of December 31, 2000

A S S E T S                                  Historical Financial
                                                  Statements
                                     ----------------------------------
                                                                                                   Pro Forma
                                      BisAssist Inc.     BisAssist Inc.      Pro Forma             Financial
                                      (a Nevada Corp)    (a Texas Corp)     Adjustments            Statements
                                     ------------------  -------------      -----------            ----------
Current Assets
Cash                                               $ -                $ 34           $ -                  $ 34
                                                                         -                                   -
                                     --------------------------------------------------------------------------
            Total Current Assets                     -                  34             -                    34

Fixed Assets
Property and equipment, net                          -              44,239             -                44,239
                                                                         -                                   -
                                     --------------------------------------------------------------------------
            Total Fixed Assets                                      44,239             -                44,239

Other Assets
Shareholder Loan                                                    87,323             -                     -
                                     --------------------------------------------------------------------------

            Total Assets                           $ -           $ 131,596           $ -               131,596
                                     ==========================================================================







See notes to Proforma Condensed Financial Statements

                                 BisAssist Inc.
                  Proforma Condensed Consolidated Balance Sheet
                                   (Unaudited)
                             As of December 31, 2000


L I A B I L I T I E S  A N D  S T O C K H O L D E R S'  E Q U I T Y

                                                          Historical Financial
                                                               Statements
                                                     ---------------------------------
                                                                                                                Pro Forma
                                                      BisAssist Inc.     BisAssist,Inc.      Pro Forma          Financial
                                                      (a Nevada Corp)    (a Texas Corp)     Adjustments         Statements
                                                     ------------------  -------------      -----------         ----------
Current Liabilities
Income tax payable                                       $         -      $   1,330           $      -          $   1,330
Other taxes payable                                                               -                                     -
                                                     -----------------------------------------------------------------------

            Total Current Liabilities                    $         -      $   1,330           $      -          $    1,330

Non-Current Liabilities
Shareholder Loan                                         $         -      $  49,985           $      -          $   49,985
Less Portion Shown as Current                                                            -                               -
                                                     ------------------------------------------------------------------------

                                                         $         -      $  49,985           $      -          $   49,985

Stockholders' Equity
Common Stock, (5,000 actual shares
    and 9,985,000 pro forma shares)                            6,000          9,980             (5,995)    A         9,985
Paid In Surplus                                                    -                   -             -                   -
Retained Earnings                                             (6,000)        70,296              6,000     A        70,296
                                                     -----------------------------------------------------------------------
                                                         $         -      $  80,276           $      5         $    80,281

            Total Liabilities and Stockholders' Equity   $         -      $ 131,591           $      5         $   131,596
                                                     =======================================================================

Retroactively Restated





See notes to Proforma Condensed Financial Statements

                                 BisAssist, Inc.
             Proforma Consolidated Condensed Statement of Operations
                                   (unaudited)
               For the Twelve Month Period Ended December 31, 2000

                                                        Historical Financial
                                                             Statements
                                                 ----------------------------------
                                                                                                               Pro Forma
                                                  BisAssist Inc.      BisAssist Inc.       Pro Forma           Financial
                                                  (a Nevada Corp)     (a Texas Corp)      Adjustments         Statements
                                                 -----------------    --------------     -------------       -------------
Sales of products and services                       $         -        $   230,550        $       -          $   230,550
Cost of Sales                                                                76,413                                76,413
                                                 ---------------------------------------------------------------------------

Gross Profits                                                  -            154,137                -              154,137

Selling, general and administrative expenses               6,000            145,211           (6,000) A           145,211
                                                 ---------------------------------------------------------------------------

Income from operations                                    (6,000)             8,926            6,000                8,926

Interest Income                                                -              3,312                -                3,312
Interest Expense                                                             (3,371)                               (3,371)
Other Income                                                   -                  -                                    -
                                                 ---------------------------------------------------------------------------

Income (Loss) before Disconinued Operations               (6,000)             8,867            6,000                8,867

Income Tax                                                     -             (1,330)               -               (1,330)
                                                 ---------------------------------------------------------------------------


Net Income                                          $     (6,000)       $     7,537        $       -            $   7,537
                                                 ===========================================================================





See notes to Proforma Condensed Financial Statements

                                BisAssist , Inc.
         Notes to Pro Forma Condensed Consolidated Financial Statements
                                   (Unaudited)


(A) According to the Agreement, the Company warranted that there were no liabilities in the Company. The balance sheet in this Pro Forma Condensed Consolidated Financial Statements include the historical amounts of the BisAssist, Inc. (formerly MYG Corp.)(a Nevada Corporation) and the historical figures of BisAssist, Inc. (a Texas Corporation) as of December 31, 2000, after the merger of two companies.




/s/ Bruce Younker
-------------------------------------
Bruce Younker

ITEM 8.     CHANGE IN FISCAL YEAR
---------------------------------

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.
---------------------------------

Not applicable.

Index to Exhibits
-----------------
2.1 Stock Acquisition and Reorganization Agreement by and among MYG Corp. and Bisassist, Inc., dated December 19, 2000.*

3.1  Certificate of Amendment to Articles of Incorporation of MYG Corp.*

3.2  Articles of Incorporation of Bisassist, Inc., a Texas corporation.

3.3 Certificate of Amendment to Articles of Incorporation of Bisassist, Inc., a Texas corporation.

3.4 Certificate of Amendment to Articles of Incorporation of Bisassist, Inc., a Texas corporation.

3.5  By-Laws of Bisassist, Inc., a Texas corporation.

17   Resignation Letter of Bruce Younker

-----
* Included in Form 8-K, which was filed with the Securities and Exchange Commission on December 27, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                     BisAssist, Inc., a Nevada corporation


DATED:  May 22, 2001                 By:      /s/ Calvin K. Mees
                                              ----------------------------------
                                              Calvin K. Mees, President